UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
June 3, 2024
Date of Report (date of earliest event reported)
HAGERTY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40244	86-1213144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 Drivers Edge
Traverse City, Michigan 49684
(Address of principal executive offices and zip code)
(800) 922-4050
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HGTY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGTY.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On June 3, 2024, Hagerty, Inc., a Delaware corporation (the “Company”), announced the commencement of an exchange offer (the “Offer”) and consent solicitation (the “Consent Solicitation”) relating to its (i) public warrants (the “Public Warrants”), (ii) private placement warrants (the “Private Warrants”), (iii) underwriter warrants (the “Underwriter Warrants”), (iv) OTM warrants (the “OTM Warrants” and collectively with the Private Warrants and the Underwriter Warrants, the “Private Placement Warrants”) and (v) PIPE warrants (the “PIPE Warrants” and, together with the Public Warrants and the Private Placement Warrants, the “Warrants”) to purchase shares of Class A Common Stock of the Company, par value $0.0001 per share (the “Class A Common Stock”). The Company is offering to all holders of the Warrants the opportunity to receive 0.20 shares of Class A Common Stock (the “Shares”) in exchange for each outstanding Warrant tendered by the holder and exchanged pursuant to the Offer. Concurrently with the Offer, the Company is also soliciting consents from holders of the Warrants to amend that certain warrant agreement governing the Public Warrants and the Private Placement Warrants dated as of April 8, 2021, by and between the Company (as successor to Aldel Financial Inc. (“Aldel”)) and Continental Stock Transfer & Trust Company (“CST”), as warrant agent (the “IPO Warrant Agreement”) and that certain warrant agreement governing the PIPE Warrants dated as of December 2, 2021, by and between the Company (as successor to Aldel) and CST (the “Business Combination Warrant Agreement”) to permit the Company to require that each Warrant that is outstanding upon the closing of the Offer be exchanged for 0.18 Shares of Class A Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer.
Pursuant to the terms of the IPO Warrant Agreement, all amendments except certain specified modifications or amendments require the vote or written consent of holders of both (i) at least 50% of the Public Warrants outstanding and (ii) at least 50% of the Private Placement Warrants outstanding. Pursuant to the terms of the Business Combination Warrant Agreement, all amendments except certain specified modifications or amendments require the vote or written consent of holders of at least 50% of the PIPE Warrants outstanding. Parties representing approximately 44.3% of the Public Warrants, 57.2% of the Private Placement Warrants and 81.5% of the PIPE Warrants have agreed to tender their Warrants in the Offer and to consent to the amendments in the Consent Solicitation, pursuant to a tender and support agreement. Accordingly, if holders of an additional approximately 5.7% of the Public Warrants consent to the IPO Warrant Amendment in the Consent Solicitation, and the other conditions described herein are satisfied or waived, then the IPO Warrant Amendment will be adopted. As of the date hereof, a sufficient number of holders of the PIPE Warrants have consented to the adoption of the Business Combination Warrant Amendment.
The Offer and Consent Solicitation are being made pursuant to a prospectus/offer to exchange, dated June 3, 2024 (the “Prospectus/Offer to Exchange”), and Schedule TO, dated June 3, 2024 (the “Schedule TO”). The Offer and Consent Solicitation will expire one minute after 11:59 p.m., Eastern Time, on July 2, 2024, or such later time and date to which the Company may extend.
On June 3, 2024, the Company issued a press release announcing the commencement of the Offer and Consent Solicitation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Important Additional Information Has Been Filed with the SEC
Copies of the Schedule TO and Prospectus/Offer to Exchange will be available free of charge at the website of the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. Requests for documents may also be directed to D.F. King & Co., Inc. at 48 Wall Street, 22nd floor New York, NY 10005, by telephone at (888) 564-8149 (Toll Free) or (212) 269-5550 (call collect) or by email at HGTY@dfking.com. A registration statement on Form S-4 (the “Registration Statement”) relating to the Shares to be issued in the Offer has been filed with the SEC but has not yet become effective. The Shares may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.
This announcement is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the Warrants or an offer to sell or a solicitation of an offer to buy any Shares in any jurisdiction in which such offer, solicitation, or sale would be unlawful before registration or qualification under the laws of any such jurisdiction. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected timing and effect of the Offer and Consent Solicitation, and any other statement that is not historical fact. These forward-looking statements generally are identified by words such as “anticipate,” “expect,” “intend,” “future,” “opportunity,” “plan,” “potential,” “may,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from these forward-looking statements, including the Company’s ability to (i) compete effectively within its industry and attract and retain insurance policy holders and paid HDC subscribers; (ii) maintain key strategic relationships with its insurance distribution and underwriting carrier partners; (iii) prevent, monitor and detect fraudulent activity; (iv) manage risks associated with disruptions, interruptions, outages with its technology platforms or third-party services; (v) accelerate the adoption of its membership products as well as any new insurance programs and products; (vi) manage the cyclical nature of the insurance business including through any periods of recession, eco-nomic downturn or inflation; (vii) address unexpected increases in the frequency or severity of claims; (viii) comply with the numerous laws and regulations applicable to its business, including state, federal and foreign laws relating to insurance and rate increases, privacy, the internet and accounting matters; (ix) manage risks associated with being a controlled company; (x) successfully defend any litigation, government inquiries and investigations, and (xi) address other risks and uncertainties described under the section entitled “Risk Factors” in the Registration Statement and the other documents the Company files from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov.
Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 3, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAGERTY, INC.

/s/ Diana M. Chafey
Date: June 3, 2024	Diana M. Chafey
Chief Legal Officer and Corporate Secretary